As filed with the Securities and Exchange Commission on March 1, 2001

                                                     Registration No.: 333-35509
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                         Post-Effective Amendment No. 1
                                       to
                                    Form S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           CROSSMANN COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)

            Indiana                                            35-1880120
 (State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                          Identification No.)


                      9202 NORTH MERIDIAN STREET, SUITE 300
                           INDIANAPOLIS, INDIANA 46260
                                 (317) 843-9514
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             ----------------------

                     John B. Scheumann Chairman of the Board
                           and Chief Executive Officer
                           Crossmann Communities, Inc.
                      9202 North Meridian Street, Suite 300
                           Indianapolis, Indiana 46204
                                 (317) 843-9514
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                                   COPIES TO:

                              Steven K. Humke, Esq.
                                   Ice Miller
                         One American Square, Box 82001
                        Indianapolis, Indiana 46282-0002

                             ----------------------

================================================================================

DEREGISTRATION OF UNSOLD SECURITIES

     The Registration Statement on Form S-3 (Registration No. 333-35509) of Crossmann Communities, Inc. ("Crossmann") was filed with the Securities and Exchange Commission on September 12, 1997 and was subsequently amended on September 16, 1997 and September 17, 1997 (the "Registration Statement").

     In accordance with an undertaking made by Crossmann in the Registration Statement to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering, Crossmann hereby removes from registration the securities of Crossmann registered but unsold under the Registration Statement.

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on March 1, 2001.

                                   CROSSMANN COMMUNITIES, INC.



                                   By: /s/ John B. Scheumann
                                       -----------------------------------------
                                       John B. Scheumann, Chairman of the Board
                                       and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2000.


     SIGNATURE                                           TITLE


/s/ John B. Scheumann                        Chairman of the Board (Principal
-----------------------------------------    Executive Officer) and Director
John B. Scheumann



/s/ Richard H. Crosser*                      Director
-----------------------------------------
Richard H. Crosser



/s/ Jennifer A. Holihen*                     Treasurer (Principal Financial
-----------------------------------------    Officer and Principal Accounting
Jennifer A. Holihen                          Officer) and Director




/s/ Larry S. Wechter*                        Director
-----------------------------------------
Larry S. Wechter



/s/ James C. Shook*                          Director
-----------------------------------------
James C. Shook



* By: /s/ John B. Scheumann
      -----------------------------------
      John B. Scheumann, Attorney in Fact



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